MOVING INFRASTRUCTURE FORWARD | NOVEMBER 2024 INVESTOR PRESENTATION EXHIBIT 99.1

2 I MOVING INFRASTRUCTURE FORWARD I 2024 FORWARD LOOKING STATEMENTS Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of pandemics on Arcosa’s business; failure to successfully integrate acquisitions, including Ameron and Stavola, or divest any business, or failure to achieve the expected benefits of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; assumptions regarding achievements of the expected benefits from the Inflation Reduction Act; the delivery or satisfaction of any backlog or firm orders; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2023 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. NON-GAAP FINANCIAL MEASURES This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non- GAAP financial measures to the closest GAAP measure are provided in the Appendix.

HOW TO FIND US OUR WEBSITE www.arcosa.com NYSE TICKER ACA HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, TX 75201 INVESTOR CONTACT InvestorResources@arcosa.com 3 I MOVING INFRASTRUCTURE FORWARD I 2024

01 03 04 OVERVIEW FINANCIAL HIGHLIGHTS 02 OUTLOOK TABLE OF CONTENTS 4 I MOVING INFRASTRUCTURE FORWARD I 2024 STRATEGIC TRANSFORMATION

OVERVIEW 01

ARCOSA’S VALUE PROPOSITION FOCUSED on margin expansion and cash flow generation EXPERIENCED management team with history of managing through economic cycles LEADING businesses serving critical infrastructure markets TRACK RECORD of executing on strategic priorities DISCIPLINED CAPITAL allocation process to grow in attractive markets and improve returns on capital 6 I MOVING INFRASTRUCTURE FORWARD I 2024

ARCOSA AT A GLANCE Revenue, net income, and Adjusted EBITDA are for the twelve months ended 9/30/2024. See Adjusted EBITDA reconciliation in Appendix. Headcount is as of 12/31/2023. Net Income(1) Adjusted EBITDA Infrastructure-related Segments Employees Years of Operating History OUR THREE BUSINESS SEGMENTS Revenues$2.5B $146M $403M ~6,075 85+ 3 7 I MOVING INFRASTRUCTURE FORWARD I 2024 (1) Excludes the loss on the sale of the steel components business of $23M pre-tax, which is also excluded from Adjusted EBITDA. As reported, net income for the trailing twelve months 9/30/24 was $129M.

BUSINESS OVERVIEW

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

CONSTRUCTION PRODUCTS

$1,032M REVENUES

$254M 25% ADJ. SEGMENT EBITDA & MARGIN

- NATURAL & RECYCLED AGGREGATES
- SPECIALTY MATERIALS
- CONSTRUCTION SITE SUPPORT

ENGINEERED STRUCTURES

$1,022M REVENUES

$146M 14% ADJ. SEGMENT EBITDA & MARGIN

- UTILITY STRUCTURES
- WIND TOWERS
- TRAFFIC & TELECOM & LIGHTING STRUCTURES

TRANSPORTATION PRODUCTS[1]

$433M REVENUES

$61M 14% ADJ. SEGMENT EBITDA & MARGIN

- BARGES
- MARINE COMPONENTS
- STEEL COMPONENTS[1]

[1] Arcosa completed the divestiture of its Steel Components business on August 16, 2024. Financial results for the business are included in continuing operations to date of sale.

Revenues and Adjusted Segment EBITDA and margin for the twelve months ended 9/30/2024. See Adjusted Segment EBITDA reconciliation in Appendix.

8 I MOVING INFRASTRUCTURE FORWARD I 2024

STRATEGIC TRANSFORMATION 02

10 I MOVING INFRASTRUCTURE FORWARD I 2024 ARCOSA’S LONG-TERM VISION Reduce the complexity and cyclicality of the overall business Integrate Environmental, Social, and Governance (ESG) initiatives into our long-term strategy Improve long-term returns on invested capital Grow in attractive markets where we can achieve sustainable competitive advantages Maintain a healthy balance sheet through prudent deleveraging

STRATEGIC TRANSFORMATION

We have made significant progress advancing our long-term vision

% Adjusted EBITDA, excluding corporate costs

2018



Transportation Products 29%
Construction Products 33%
Engineered Structures 38%

$219M

Acquisitions

Construction Products

STAVOLA
STONEPOINT MATERIALS
CHERRY
STRATA MATERIALS
SOUTHWEST ROCK PRODUCTS
RAMCO
ACG MATERIALS

Engineered Structures

AMERON POLE PRODUCTS

Divestitures

ARCOSA TANK
ARCOSA STEEL COMPONENTS

LTM PF[1]



Trans. Products 8%
Engineered Structures 28%
Construction Products 64%

$557M

[1]Pro Forma 9/30/2024 for the acquisitions of Stavola and Ameron and the divestiture of Steel Components. See Adjusted Segment EBITDA reconciliations in the Appendix

11 I MOVING INFRASTRUCTURE FORWARD I 2024

ONGOING INVESTMENT IN OUR CONSTRUCTION PRODUCTS PLATFORM

~$2.7 billion of investment in Construction Products acquisitions as we seek to expand our growth platforms

	ACG MATERIALS	CHERRY	STRATA MATERIALS	STONEPOINT MATERIALS	SOUTHWEST ROCK PRODUCTS	RAMCO	STAVOLA
KEY ACQUISITIONS	**Q4 2018**	**Q1 2020**	**Q3 2020**	**Q2 2021**	**Q3 2021**	**Q2 2022**	**Q4 2024**
PRODUCT LINE	Specialty Materials Natural Aggregates	Recycled Aggregates Natural Aggregates	Recycled Aggregates Natural Aggregates	Natural Aggregates	Natural Aggregates	Recycled Aggregates	Natural Aggregates Recycled Aggregates FOB Asphalt
STRATEGIC FIT	▪ Added complementary scaled platform ▪ Diversified customer based and end-markets	▪ Expanded presence in Houston ▪ Entry into recycled aggregates	▪ Expanded presence in DFW ▪ Increased exposure to recycled aggregates	▪ Entry into attractive new geographies (TN, KY, and PA) ▪ Expanded presence in TX and along the Gulf	▪ Scaled entry into Phoenix	▪ Entry into Southern California market	▪ Expand exposure to northeast region ▪ Adding scaled and vertically aggregates and asphalt operations
LOCATION COUNT	**24** active mines **5** production facilites	**12** locations	**5** crushing locations **1** active mines	**14** active mines	**6** active mines	**4** crushing locations	**5** active mines **3** recycled aggregates facilities **12** asphalt plants
PURCHASE PRICE	**$315M**	**$298M**	**$87M**	**$375M**	**$150M**	**$75M**	**$1,200M**
PURCHASE MULTIPLE	**9.8X**	**8.1X**	**8.5X**	**12.9X**[1]	**10.7X**	**7.8X**	**10.7X**[1]

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, permits, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for future organic and bolt-on opportunities

[1] Multiple shown net of tax benefits

12 I MOVING INFRASTRUCTURE FORWARD I 2024

Enhances Arcosa’s overall profitability and financial profile Extends footprint into the nation’s largest MSA with a scaled and vertically integrated aggregates and FOB asphalt operation COMPLETED THE ACQUISITION OF STAVOLA (OCTOBER 1) AND SALE OF STEEL COMPONENTS (AUGUST 16) 13 I MOVING INFRASTRUCTURE FORWARD I 2024 1 Represents attractive valuation for a scaled aggregates-led business with premium financial attributes2 Increases Arcosa’s exposure to higher margin Construction Products Adjusted EBITDA3 Reduces the complexity and cyclicality of the portfolio 4 5 STEEL COMPONENTS Portfolio resilience supports our ability to maintain a healthy balance sheet through prudent deleveraging6

$1.2B ACQUISTION OF STAVOLA, A LEADING PROVIDER OF CONSTRUCTION MATERIALS OPERATING IN THE NORTHEAST BY THE NUMBERS COMPANY HIGHLIGHTS Operates third largest quarry in production in the region, allowing it to serve both external customers and internal asphalt demand Founded in 1948 with over 75 years of industry experience Footprint well located to service ~85% of NJ’s population with opportunities to grow across the broader MSA Strong positions in its core NJ – NY area market, the largest MSA in the U.S. Aggregates Asphalt Other ADJUSTED EBITDA 14 I MOVING INFRASTRUCTURE FORWARD I 2024 Business Breakdown 31% 59% 10% $283M ~$100M LTM Adj. EBITDA ~35% Adj. EBITDA Margin ~5.7M Tons of Annual Aggregates Sales ~2.6M Tons of Annual Asphalt Sales 5 Hard Rock Quarries 12 Asphalt Plants 3 Recycled Aggregates Facilities ~350M Tons of Estimated Aggregates Reserves Note: Amounts for Stavola are LTM 6/30/24; Other revenue generated primarily from mill and fill paving operation and other services, including earthwork, excavating and utility installation 56% 44% $100M REVENUE

15 I MOVING INFRASTRUCTURE FORWARD I 2024 STAVOLA EXPANDS AND DIVERSIFIES CONSTRUCTION PRODUCTS’ GEOGRAPHIC FOOTPRINT Our Aggregates Business Now Serves 13 of the 50 Largest MSAs Natural Aggregates Recycled Aggregates Asphalt Stavola Locations Incremental Presence from Stavola Construction Products Segment Existing Natural & Recycled Aggregates presence * * * * * Multiple locations

STAVOLA EXTENDS ARCOSA’S FOOTPRINT INTO THE NATION’S LARGEST MSA 16 I MOVING INFRASTRUCTURE FORWARD I 2024 Infrastructure 75–85% Residential 10–20% Non-residential 5–15% Aggregates Demand Asphalt Demand Infrastructure 80–90% Residential 5–10% Non-residential 5–10% Stavola’s Core Markets Are Over-Indexed to Infrastructure Demand 29M Tons ~80 – 90% of asphalt demand in Stavola’s core market is from maintenance projects, providing stability and low volatility 9M Tons Source: Third party research, USGS

EXPANDS CONSTRUCTION PRODUCTS WITH HIGH VALUE-ADDED AGGREGATES AND A VERTICALLY INTEGRATED AND COMPLEMENTARY ASPHALT OPERATION

Acquisition of Stavola enhances scale and margin profile of our Construction Products portfolio



ARCOSA
Construction Products
ARCOSA
Construction Products Pro Forma[1]
LTM REVENUE
$M's
$1,032
+$283
$1,315
LTM ADJUSTED EBITDA
$M's
$254
+$100
$354
LTM ADJ. EBITDA MARGIN
24.6%
+230bps
26.9%



Pro Forma[1] Portfolio Mix
% Revenue
100%
10%
Other[2]
14%
Asphalt
19%
Specialty Materials
57%
Aggregates
Aggregates & Aggregates-Based 76%

See Adjusted Segment EBITDA and Stavola Adjusted EBTIDA reconciliation tables in the Appendix
[1]Reflects LTM 9/30/24 for Arcosa and LTM 6/30/24 for Stavola
[2] Includes Arcosa's Construction Site Support business and Stavola's Contracting business

17 I MOVING INFRASTRUCTURE FORWARD I 2024

APRIL 2024 – COMPLETED ACQUISITION OF AMERON POLE PRODUCTS FOR $180 MILLION

Advances our strategy to effectively deploy capital into Arcosa's growth businesses by expanding our product offerings in Engineered Structures

BUSINESS PROFILE

Ameron is a leading supplier of highly engineered, premium concrete and steel poles for a broad range of infrastructure applications

4
MANUFACTURING SITES

~$94M
REVENUE

~$20M
ADJUSTED EBITDA

~250
EMPLOYEES


REVENUE BY PRODUCT LINE
Lighting Poles
Telecom Poles
Other
Traffic Signals
Utility Distribution

STRATEGIC RATIONALE

- Provides entry into the complementary steel and concrete lighting pole market
- Expands product offerings in traffic and telecom structures businesses
- Margin accretive to both Engineered Structures segment and Arcosa overall
- Similar to our utility structures business, long-term growth driven by increased infrastructure spending, replacement demand, energy transition, and population growth
- Provides geographic presence on the west coast
- Transaction accelerates our growth at an attractive 9X multiple

Ameron Revenue and Adjusted EBITDA for the Year Ended 12/31/2023; see Ameron Adjusted EBITDA reconciliation in Appendix.

18 I MOVING INFRASTRUCTURE FORWARD I 2024

OTHER STRATEGIC PORTFOLIO ACTIONS IN 2024 19 I MOVING INFRASTRUCTURE FORWARD I 2024  Completed the sale of our Steel Components business to Stellex Capital Management on August 16  Steel Components had LTM 9/30/2024 revenues of $124 million and operates under the brands McConway & Torley, Standard Forged Products, and McKees Rocks Forgings  Reported within our Transportation Products segment, margin for this business was dilutive to the segment and Arcosa overall  We also completed the sale of other non-core assets to improve margin - Sold a non-operating facility within Engineered Structures - Divested a single-location subscale asphalt and paving business that was operating at a modest loss - Exited a small underperforming natural aggregates operation in west Texas serving the Permian Basin and redeployed the equipment  Cash proceeds from these divestitures were used for debt reduction

OUTLOOK 03

Updated guidance range to reflect the acquisition of Stavola (October 1) and divestiture of steel components (August 16) See full year 2024 Adjusted EBITDA guidance reconciliation in Appendix. (1) Margin excludes the gain on land sale in 2023 and the steel components business from both periods 2024 GUIDANCE INCREASED 325 21 22 FY-23 Previous 2024 Guidance Updated 2024 Guidance 368 420 - 440 435 - 450 8 +34% +20% Adjusted EBITDA ($M) 21 I MOVING INFRASTRUCTURE FORWARD I 2024 Margin(1) 15.1% 16.2% 2,155 153 88 FY-23 Previous 2024 Guidance Updated 2024 Guidance 2,600 – 2,720 2,560 – 2,630 2,308 +16% +12% Revenues ($M) Gain on land saleSteel Components 17.3% Steel Components

MARKET OUTLOOK CONSTRUCTION PRODUCTS ENGINEERED STRUCTURES TRANSPORTATION PRODUCTS 22 I MOVING INFRASTRUCTURE FORWARD I 2024 • Infrastructure spending up due to increased federal funding from IIJA and healthy state DOT budgets • $350B of IIJA funds for highways and bridges through 2026 – roughly one-third has been allocated and only ~20% has been spent(1) • Demand for single family construction expected to recover as affordability improves with declining interest rates • Strong pricing gains in 2024 support continued price momentum for 2025 • Stavola will contribute to revenue growth and margin expansion • Strong backlog visibility for utility and traffic structures, driven by grid- hardening and road infrastructure investments • Future demand catalysts from the electrification of vehicles and connecting renewable energy to the grid • Wireless 5G telecom expected to drive solid long-term demand for telecom • Demand for street lighting driven by the need to replace existing infrastructure, LED upgrades, and new residential construction • Wind towers backlog extends through 2028, with solid 2025 visibility • Aging fleet and underinvestment in replacement support positive outlook for new barge construction • ~40% of the hopper fleet and ~30% of tank fleet are more than 20 years old(2) • The price of plate steel has declined ~40% year-over-year(3), improving barge affordability • Good backlog visibility as tank barge capacity is fully booked and hopper barge capacity half filled for 2025 (1) Wallstreet research; (2) The Waterways Journal: Mississippi River System Barge Fleet Survey 2024; (3) Fastmarkets – Sept. 2024 compared to Sept. 2023

CONSTRUCTION PRODUCTS MARKET OUTLOOK 23 I MOVING INFRASTRUCTURE FORWARD I 2024 Source: USGS – National Minerals Information Center Aggregates industry has positive fundamentals and beneficial pricing dynamics Texas is an important market for aggregatesAggregates pricing is consistently positive ■ Industry reported significant pricing strength over last two years despite declines in volume ■ Arcosa aggregates experienced mid-teen pricing growth in 2023 on roughly flat volumes ■ Strong pricing trends have continued in 2024 despite weather challenges Top 15 States by Aggregate Volume ■ Texas consumed over 10% of total aggregates volume since 2008 ■ Construction spending outlook for Texas is favorable with 2024 fiscal year planned DOT lettings of $13B. Ten-Year outlook increase to $100B in 2023, up $15B ■ Volumes from the top 15 states have been around 60% of total volume for the last 20 years ■ Arcosa is currently exposed to 9 of the top 15 states 0.0 2.5 5.0 7.5 10.0 12.5 15.0 0 500 1,000 1,500 2,000 2,500 3,000 3,500 1971 1975 1979 1983 1987 1991 1995 1999 2003 2007 2011 2015 2019 2023 Aggregate Volume Price Per Ton ($/ton) 0% 10% 20% 30% 40% 50% 60% 70% 80% 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 Texas California Missouri Florida Ohio Pennsylvania Michigan Alabama Indiana Virginia North Carolina Georgia New York Illinois Arizona M of tons $ per ton Denotes Arcosa presence Denotes Stavola presence % of share

ENGINEERED STRUCTURES MARKET OUTLOOK 24 I MOVING INFRASTRUCTURE FORWARD I 2024 (1) The C Three Group (August 2024); (2) Wood Mackenzie, Q3 2024 Market Outlook The utility transmission and wind tower business outlook remains positive with a robust communication infrastructure buildout expected over the medium term and an anticipated multi-year wind power upcycle Long-Term Recovery in Wind Industry Expected in 2025 and Beyond Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) North American Electric Transmission Capital Spend(1) Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) 0 20 40 60 80 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Actual Forecast 0 3 6 9 12 15 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 U.S. Onshore Wind Installations (2021-2033) (GW)(2) Actual Forecast

Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) TRANSPORTATION PRODUCTS MARKET OUTLOOK 25 I MOVING INFRASTRUCTURE FORWARD I 2024 (1) The Waterways Journal: Mississippi River System Barge Fleet Survey, 2024 Positive outlook as fleet replacement needs sustain market recovery for barge business Roughly 40% of the hopper fleet and 30% of the tank fleet is more than 20 years old Total U.S. and Canada Electric Transmission: Reported CAPEX ($B) Fleet age is increasing due to underinvestment since 2016 17.1 17.8 2022 2023 +4% Average Age of Hopper Fleet(1) (in Years) 15.4 17.7 2022 2023 +15% Average Age of Tank Fleet (1) (in Years) 0% 5% 10% 15% 20% 25% 30% 0-5 6-10 11-15 16-20 21-25 >25 Hopper Tank Fleet Age Distribution Based on Year Built (1) (%) Age in Years

FINANCIAL HIGHLIGHTS 04

STRONG TRACK RECORD OF GROWTH AND MARGIN EXPANSION WHILE TRANSFORMING PORTFOLIO (1)Margin excludes the gain on land sale in 2023. See Adjusted EBITDA and Adjusted Segment EBITDA reconciliations in Appendix. 27 I MOVING INFRASTRUCTURE FORWARD I 2024 73 92 138 180 199 223 25482 129 116 125 149 22 145 64 64 78 24 27 116 61 -32 -44 -48 -46 -50 62 -57-55 FY 2018 2019 2020 2021 2022 2023 LTM 3Q 2024 187 241 284 283 325 368 403 14% ADJUSTED EBITDA ($M) Transportation Products Engineered Structures Construction Products Corporate Gain on land sale Margin 12.8% 16.2%13.9% 14.7% 13.9% 14.5% 15.1%(1)

Q3 2024 CONSOLIDATED RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix. REVENUES ($M) ADJUSTED EBITDA ($M) 551.9 626.8 39.8 Q3-23 13.6 Q3-24 591.7 640.4 +14% +8% NET INCOME($M) Robust earnings growth and margin expansion led by Construction Products and Engineered Structures 28 I MOVING INFRASTRUCTURE FORWARD I 2024 83.1 115.3 6.3 Q3-23 (1.3) Q3-24 89.4 114.0 +39% +28% Margin, excl. Steel Comp. 15.1% 18.4% 35.5 16.6 28.0 0.4 Q3-23 Q3-24 35.9 44.6 +24% Adjusted Net Income Steel componentsSteel components

29 I MOVING INFRASTRUCTURE FORWARD I 2024 $M’s Ratio at year end Spun debt free with $200M of cash Sale of Storage Tanks for $275M 6 construction bolt- ons totaling ~$120M, including expansion in Florida DISCIPLINED ‘CASH CULTURE’ AND TRACK RECORD OF DELEVERAGING FOLLOWING PAST ACQUISITIONS Free Cash Flow Net Debt to Adj. EBITDA See Free Cash Flow and Net Debt to Adjusted EBTIDA reconciliations in Appendix. 119 359 260 167 174 261 316 (77) (73) (65) (106) (167) (175) (35) 2018 2019 2020 2021 2022 2023 LTM 9/30/24 Avg. $137M 84 282 187 101 69 94 141 Operating Cash Flow Net Capital Expenditures 0.5 (0.6) 0.5 2.1 1.2 1.3 1.2 3.4 2.5 2018 2019 2020 2021 2022 2023 3Q24 3Q24 Pro forma +18 Months

APPENDIX

GUIDANCE SUMMARY FOR 2024 ADJUSTED EBITDA COMMENTARY CAPITAL EXPENDITURES OTHER • $435M to $450M range for full year 2024, including $8M from the divested steel components business • 2023 full year Adjusted EBITDA was $368M, including $22M from the land sale gain in the first quarter and $21M from the divested steel components business • Full year 2024 capex of $180M to $195M, including $60M to $65M for growth projects TAX RATE • Fourth quarter interest expense of $33M to $35M, of which ~$5M is related to bridge financing commitment fees that are non-recurring and excluded from Adjusted EPS • Full year 2024 effective tax rate of ~16-17% REVENUE • $2.56B to $2.63B range for full year 2024, including $88M from the divested steel components business • 2023 full year revenue was $2.31B, including $153M from the divested steel components business 31 I MOVING INFRASTRUCTURE FORWARD I 2024

NON-GAAP MEASURES Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. “Adjusted Segment EBITDA Margin” is defined as Adjusted Segment EBITDA divided by Revenues. “Freight-Adjusted Revenues” for Construction Products is defined as segment revenues less freight and delivery, which are pass-through activities. GAAP does not define Freight-Adjusted Revenues and they should not be considered as alternatives to earnings measures defined by GAAP, including revenues. We use Freight-Adjusted Revenues in the review of our operating results. We also believe that this presentation is consistent with our competitors. As a widely used metric by analysts and investors, this metric assists in comparing a company's performance on a consistent basis. “Freight-Adjusted Segment EBITDA Margin” is defined as Freight-Adjusted Revenues divided by Adjusted Segment EBITDA. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses “Net Debt to Adjusted EBITDA”, which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less capital expenditures net of the proceeds from the disposition of property, plant, equipment, and other assets. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. 32 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Adjusted EBITDA and Adjusted Net Income

($'s in millions)
(unaudited)

	Three Months Ended September 30,		Full Year 2024 Guidance[3]	
	2024	2023	Low	High
Net income	$ 16.6	$ 35.5	$ 119.4	$ 123.8
Add:				
Interest expense, net	12.0	5.0	62.0	64.0
Provision for income taxes	2.5	7.5	22.8	25.4
Depreciation, depletion, and amortization expense[1]	45.2	40.5	181.0	185.0
EBITDA	76.3	88.5	385.2	398.2
Add (less):				
(Gain) loss on sale of businesses	23.0	—	3.5	3.5
Impact of acquisition and divestiture-related expenses[2]	12.0	0.5	35.0	37.0
Impairment charge	—	—	5.8	5.8
Other, net (income) expense	2.7	0.4	5.5	5.5
Adjusted EBITDA	$ 114.0	$ 89.4	$ 435.0	$ 450.0
Adjusted EBITDA Margin	17.8 %	15.1 %	17.0 %	17.1 %

	Three Months Ended September 30,	
	2024	2023
Net income	$ 16.6	$ 35.5
Gain on sale of businesses, net of tax	17.7	—
Impact of acquisition and divestiture-related expenses, net of tax[2][4]	10.3	0.4
Adjusted Net Income	$ 44.6	$ 35.9

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.

[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

[3] Full year 2024 guidance does not include the fair value markup of inventory or long-lived assets associated with purchase price allocation for the Stavola acquisition that closed on October 1, 2024

[4] Includes legal fees accrued in interest expense in connection with the committed senior secured 364-day bridge loan facility that was available to fund the Stavola acquisition in the event permanent financing was not obtained prior to closing.

33 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Twelve Months Ended September 30,	Twelve Months Ended December 31,					
	2024	2023	2022	2021	2020	2019	2018
Construction Products							
Operating Profit	$ 133.0	$ 138.6	$ 96.5	$ 83.2	$ 74.7	$ 52.7	$ 50.4
Add: Depreciation, depletion, and amortization expense[1]	118.3	111.7	102.7	88.7	60.1	38.0	21.9
Segment EBITDA	251.3	250.3	199.2	171.9	134.8	90.7	72.3
Add: Impact of acquisition and divestiture-related expenses[2]	1.7	—	—	7.6	2.9	1.4	0.8
Add: Impairment charge	5.8	—	—	—	0.8	—	—
Less: Gain on sale of businesses	(5.0)	—	—	—	—	—	—
Less: Benefit from reduction in holdback obligation	—	(5.0)	—	—	—	—	—
Adjusted Segment EBITDA	$ 253.8	$ 245.3	$ 199.2	$ 179.5	$ 138.5	$ 92.1	$ 73.1
Adjusted Segment EBITDA Margin	24.6 %	24.5 %	21.6 %	22.5 %	23.3 %	20.9 %	25.0 %
Engineered Structures							
Operating Profit	$ 119.4	$ 95.7	$ 307.0	$ 88.0	$ 80.2	$ 100.7	$ 28.6
Add: Depreciation and amortization expense[1]	39.0	26.6	30.5	33.1	31.5	27.9	29.7
Segment EBITDA	158.4	122.3	337.5	121.1	111.7	128.6	58.3
Add: Impact of acquisition and divestiture-related expenses[2]	1.6	—	0.6	1.0	2.8	—	—
Add: Impairment charge	—	—	—	2.9	1.3	—	23.2
Less: Gain on sale of businesses	(14.5)	(6.4)	(189.0)	—	—	—	—
Adjusted Segment EBITDA	$ 145.5	$ 115.9	$ 149.1	$ 125.0	$ 115.8	$ 128.6	$ 81.5
Adjusted Segment EBITDA Margin	14.2 %	13.3 %	14.9 %	13.4 %	13.2 %	15.4 %	10.4 %
Transportation Products							
Operating Profit	$ 23.0	$ 45.8	$ 11.5	$ 6.4	$ 54.6	$ 46.8	$ 48.4
Add: Depreciation and amortization expense[1]	14.8	16.0	15.8	17.8	18.0	16.3	15.5
Segment EBITDA	37.8	61.8	27.3	24.2	72.6	63.1	63.9
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	—	—	0.6	—
Add: Impairment charge	—	—	—	—	5.0	—	—
Add: Loss on sale of business	23.0	—	—	—	—	—	—
Adjusted Segment EBITDA	$ 60.8	$ 61.8	$ 27.3	$ 24.2	$ 77.6	$ 63.7	$ 63.9
Adjusted Segment EBITDA Margin	14.1 %	14.3 %	8.6 %	7.9 %	16.6 %	13.7 %	16.3 %
Operating Loss - Corporate	$ (78.2)	$ (62.8)	$ (66.0)	$ (70.3)	$ (57.7)	$ (47.3)	$ (32.5)
Add: Impact of acquisition and divestiture-related expenses - Corporate[2]	17.9	2.2	10.4	11.5	4.6	—	—
Add: Legal settlement	—	—	—	8.7	—	—	—
Add: Corporate depreciation expense	3.2	5.2	5.1	4.7	4.9	3.6	0.5
Adjusted EBITDA	$ 403.0	$ 367.6	$ 325.1	$ 283.3	$ 283.7	$ 240.7	$ 186.5

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

34 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Net Debt to Adjusted EBITDA and Free Cash Flow

($'s in millions)
(unaudited)

	As of								
	December 31, 2018	December 31, 2019	December 31, 2020[1]	December 31, 2021[1]	December 31, 2022[1]	December 31, 2023	September 30, 2024[2]	Pro Forma Stavola[3]	September 30, 2024 Pro Forma
Total debt excluding debt issuance costs	$ 185.5	$ 107.3	$ 254.5	$ 685.7	$ 555.9	$ 573.1	**$ 1,248.7**	**$ 600.0**	**$ 1,848.7**
Cash and cash equivalents	99.4	240.4	95.8	72.9	160.4	104.8	**756.8**	**(627.7)**	**129.1**
Net Debt	$ 86.1	$ (133.1)	$ 158.7	$ 612.8	$ 395.5	$ 468.3	**$ 491.9**	**$ 1,227.7**	**$ 1,719.6**
Adjusted EBITDA (trailing twelve months)	$ 186.5	$ 240.7	$ 291.4	$ 298.4	$ 329.1	$ 367.6	**$ 399.6**	**$ 100.5**	**$ 500.1**
Net Debt to Adjusted EBITDA	0.5	-0.6	0.5	2.1	1.2	1.3	**1.2**		**3.4**

	Year Ended December 31,						Twelve Months Ended September 30,
	2018	2019	2020	2021	2022	2023	2024
Cash Provided by Operating Activities	$ 118.5	$ 358.8	$ 259.9	$ 166.5	$ 174.3	$ 261.0	**$ 316.0**
Capital expenditures	(44.8)	(85.4)	(82.1)	(85.1)	(138.0)	(203.5)	**(195.1)**
Proceeds from the disposition of property, plant, equipment, and other assets	10.2	8.9	9.6	20.0	32.2	36.6	**20.5**
Net Capital Expenditures	(34.6)	(76.5)	(72.5)	(65.1)	(105.8)	(166.9)	**(174.6)**
Free Cash Flow	$ 83.9	$ 282.3	$ 187.4	$ 101.4	$ 68.5	$ 94.1	$ 141.4

[1] These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed.

[2] Adjusted EBITDA includes a pro forma adjustment for Ameron of $9.9 million, which reflects an amount equal to 50% of Ameron's historical Adjusted EBITDA for the twelve months ended December 31, 2023 of $19.8 million, as previously disclosed, to approximate the six-month pro forma impact on our Adjusted EBITDA as if the acquisition had occurred on September 30, 2023. We acquired Ameron on April 9, 2024. We also included a $13.3 million pro forma adjustment for the divestiture of steel components.

[3] The $1.2 billion purchase price for the acquisition of Stavola, completed on October 1, 2024, was funded with a combination of a $600 million issuance of fixed-rate senior notes which closed in August 2024 and a $700 million issuance of a variable-rate term loan which closed on October 1, 2024, of which $100 million was used to pay down the Company's revolving credit facility. Adjusted EBITDA for Stavola reflects Stavola's historical Adjusted EBITDA for the twelve months ended June 30, 2024, as previously disclosed.

35 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Stavola, Ameron, and Steel Components Adjusted EBITDA

(in millions)
(unaudited)

	Twelve Months Ended June 30,	
	2024	
Net Income	$	71.8
Add:		
Interest expense, net		0.8
Provision for income taxes		—
Depreciation, depletion, and amortization expense		18.9
EBITDA		91.5
Non-recurring adjustments		9.0
Stavola Adjusted EBITDA	$	100.5

	Year Ended December 31, 2023	
Net Income	$	14.9
Add:		
Interest expense, net		—
Provision for income taxes[1]		—
Depreciation, depletion, and amortization expense		4.9
EBITDA		19.8
Add:		
Inventory revaluation		(0.4)
Other non-recurring		0.4
Ameron Adjusted EBITDA	$	19.8

	Three Months Ended September 30,				Nine Months Ended September 30,				Twelve Months Ended September 30,	
	2024		2023		2024		2023		2024	
Steel components business:										
Operating Profit	$	(25.4)	$	3.9	$	(20.9)	$	8.1	$	(18.0)
Add: Depreciation and amortization expense		1.1		2.4		5.9		7.3		8.3
Steel components EBITDA		(24.3)		6.3		(15.0)		15.4		(9.7)
Loss on sale of business		23.0		—		23.0		—		23.0
Steel components Adjusted EBITDA	$	(1.3)	$	6.3	$	8.0	$	15.4	$	13.3

36 I MOVING INFRASTRUCTURE FORWARD I 2024

500 N. Akard Street, Suite 400 Dallas, Texas 75201 (972) 942-6500 ir.arcosa.com